UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2007

OLIN CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO	63105-3443
(Address of principal executive offices)	(Zip Code)

(314) 480-1400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Attached as Exhibit 99.1 and incorporated herein by reference, is a copy of the Company’s press release dated March 12, 2007, announcing Company presentations at the BB&T Capital Markets Manufacturing & Materials Conference in New York City on March 22, 2007 at 9:10 am Eastern Time and at the Sidoti & Company, LLC Emerging Growth Institutional Forum in New York City on March 28, 2007 at 8:30 am Eastern Time.

Copies of the presentation slides for both conferences will be available prior to the presentations to all investors, news media and the general public on Olin’s web site www.olin.com in the Investor section under Recent Press Releases and Speeches.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Exhibit
99.1	Press Release dated March 12, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

		By:	/s/ George H. Pain
		Name:	George H. Pain
		Title:	Vice President, General Counsel and Secretary

Date:	March 12, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release dated March 12, 2007